UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 18, 2012, Vanda Pharmaceuticals Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) announcing that the Company’s Board of Directors (the “Board”) had elected Michael Cola as a director of the Company and a member of the Audit Committee of the Board, effective as of June 14, 2012. The Form 8-K incorrectly stated that Mr. Cola’s initial term would expire at the Company’s 2015 annual meeting of stockholders. Mr. Cola’s initial term will expire at the Company’s 2013 annual meeting of stockholders. This Amendment No. 1 amends the Form 8-K solely for purposes of correcting this statement. The remainder of the Form 8-K shall not be effected by the filing of this Amendment No.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.

By:	/s/ JAMES P. KELLY
Name: James P. Kelly
Title: Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

Dated: June 25, 2012